CAMDEN

Living Excellence

2Q15 Earnings Release & Supplemental Information

NOW OPEN

Camden Lamar Heights • Austin, TX
Year Built 2015 • 314 Apartment Homes
98% Occupied – July 26, 2015

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2015 OPERATING RESULTS

Houston, TEXAS (July 30, 2015) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and six months ended June 30, 2015 are detailed below.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2015	2014	2015	2014
FFO	$1.12	$1.05	$2.20	$2.10
AFFO	$0.91	$0.86	$1.86	$1.82
EPS	$0.40	$0.40	$1.68	$0.85

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2015 vs. 2014
Revenues	5.2%	2.2%	4.9%
Expenses	3.9%	0.3%	5.0%
Net Operating Income ("NOI")	5.9%	3.3%	4.8%

	2Q15	2Q14	1Q15
Occupancy	96.0%	95.6%	95.5%

“Operating performance remains strong across our markets, with continued demand for well-located apartment homes,” said Richard Campo, Camden’s Chairman and CEO. “As a result, we are raising our 2015 projections for both FFO and same property growth for the second time this year.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the second quarter at Camden Hayden located in Tempe, AZ, and construction commenced at Camden Shady Grove in Rockville, MD.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 7/26/2015
Camden Foothills	Scottsdale, AZ	220	$44.6	100%	89%
Camden Hayden	Tempe, AZ	234	44.2	100%	67%
TOTAL		454	$88.8

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 7/26/2015
Camden Flatirons	Denver, CO	424	$79	100%	79%
Camden Paces	Atlanta, GA	379	117	100%	57%
Camden Southline	Charlotte, NC	266	48	31.3%	50%
Camden Chandler	Chandler, AZ	380	73	100%	38%
Camden Glendale	Glendale, CA	303	115	100%	33%
Camden Gallery	Charlotte, NC	323	58	100%
Camden Victory Park	Dallas, TX	423	82	100%
The Camden	Los Angeles, CA	287	145	100%
Camden Lincoln Station	Denver, CO	267	56	100%
Camden McGowen Station	Houston, TX	315	90	100%
Camden NoMa II	Washington, DC	405	115	100%
Camden Shady Grove	Rockville, MD	457	116	100%
TOTAL		4,229	$1,094

Acquisition/Disposition Activity
During the quarter, Camden acquired a 49.6-acre land parcel in Phoenix, AZ and a 2.7-acre land parcel in Los Angeles, CA for the future development of up to 1,274 apartment homes.

Earnings Guidance
Camden updated its earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2015 as detailed below.

Per Diluted Share	3Q15	2015
FFO	$1.12 - $1.16	$4.47 - $4.57
EPS	$0.38 - $0.42	$2.45 - $2.55

Same Property Growth	2015 Range	2015 Midpoint
Revenue	4.75% - 5.25%	5.00%
Expenses	4.75% - 5.25%	5.00%
NOI	4.75% - 5.25%	5.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 31, 2015 at 11:00 a.m. Central Time to review its second quarter 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 6772868, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 169 properties containing 58,680 apartment homes across the United States. Upon completion of 12 properties under development, the Company’s portfolio will increase to 62,909 apartment homes in 181 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Total property revenues	$220,651	$208,492	$436,085	$414,421

EBITDA	124,836	117,169	246,696	235,442

Net income attributable to common shareholders	36,079	35,272	151,678	75,308
Per share - basic	0.40	0.40	1.69	0.85
Per share - diluted	0.40	0.40	1.68	0.85

Funds from operations	102,041	94,166	200,569	188,998
Per share - diluted	1.12	1.05	2.20	2.10

Adjusted funds from operations	82,808	77,155	170,075	163,588
Per share - diluted	0.91	0.86	1.86	1.82

Dividends per share	0.70	0.66	1.40	1.32
Dividend payout ratio	62.5%	62.9%	63.6%	62.9%

Interest expensed	24,411	22,746	49,023	45,879
Interest capitalized	5,112	5,422	10,409	10,324
Total interest incurred	29,523	28,168	59,432	56,203

Principal amortization	718	1,068	1,432	2,155

Net Debt to Annualized EBITDA (a)	5.3x	5.7x	5.4x	5.7x
Interest expense coverage ratio	5.1x	5.2x	5.0x	5.1x
Total interest coverage ratio	4.2x	4.2x	4.2x	4.2x
Fixed charge expense coverage ratio	5.0x	4.9x	4.9x	4.9x
Total fixed charge coverage ratio	4.1x	4.0x	4.1x	4.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4x	3.3x	3.4x	3.3x

Same property NOI increase (b)	5.9%	5.1%	4.8%	5.7%
(# of apartment homes included)	47,878	47,916	47,878	47,916

Gross turnover of apartment homes (annualized)	64%	68%	58%	62%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	54%	58%	48%	53%

			As of June 30,
			2015	2014
Total assets			$6,000,768	$5,790,088
Total debt			$2,674,687	$2,700,239
Common and common equivalent shares, outstanding end of period (c)			91,367	90,121
Share price, end of period			$74.28	$71.15
Book equity value, end of period (d)			$2,988,876	$2,776,596
Market equity value, end of period (e)			$6,786,741	$6,412,109

(a) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2014, excluding properties held for sale.

(c) Includes at June 30, 2015: 89,470 common shares (including 307 common share equivalents related to share awards & options), plus 1,897 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$190,089	$180,438	$376,946	$359,402
Other property revenues	30,562	28,054	59,139	55,019
Total property revenues	220,651	208,492	436,085	414,421

Property expenses
Property operating and maintenance	53,472	52,264	106,470	103,011
Real estate taxes	25,317	23,616	50,730	47,193
Total property expenses	78,789	75,880	157,200	150,204

Non-property income
Fee and asset management	1,618	2,147	3,181	5,170
Interest and other income	141	44	201	332
Income/(loss) on deferred compensation plans	(297)	2,018	1,567	2,699
Total non-property income	1,462	4,209	4,949	8,201

Other expenses
Property management	6,082	5,853	12,044	11,692
Fee and asset management	1,121	1,247	2,197	2,506
General and administrative	11,582	10,534	21,330	20,079
Interest	24,411	22,746	49,023	45,879
Depreciation and amortization	63,728	57,953	125,258	115,349
Amortization of deferred financing costs	620	816	1,418	1,657
Expense/(benefit) on deferred compensation plans	(297)	2,018	1,567	2,699
Total other expenses	107,247	101,167	212,837	199,861

Gain on sale of operating properties, including land	—	1,447	85,192	1,801
Impairment associated with land holdings	—	(1,152)	—	(1,152)
Equity in income of joint ventures	1,531	736	2,913	5,026
Income from continuing operations before income taxes	37,608	36,685	159,102	78,232
Income tax expense	(407)	(401)	(836)	(875)
Net income	37,201	36,284	158,266	77,357
Less income allocated to non-controlling interests from continuing operations	(1,122)	(1,012)	(6,588)	(2,049)
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$37,201	$36,284	$158,266	$77,357
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	37	14	74	29
Comprehensive income	37,238	36,298	158,340	77,386
Less income allocated to non-controlling interests from continuing operations	(1,122)	(1,012)	(6,588)	(2,049)
Comprehensive income attributable to common shareholders	$36,116	$35,286	$151,752	$75,337

PER SHARE DATA
Total earnings per common share – basic	$0.40	$0.40	$1.69	$0.85
Total earnings per common share – diluted	0.40	0.40	1.68	0.85

Weighted average number of common shares outstanding:
Basic	89,153	87,845	89,071	87,748
Diluted	90,252	88,972	90,496	88,899

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Real estate depreciation from continuing operations	62,603	56,556	122,966	112,567
Adjustments for unconsolidated joint ventures	2,237	1,326	4,482	2,640
Income allocated to non-controlling interests	1,122	1,012	6,588	2,049
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$102,041	$94,166	$200,569	$188,998

Less: recurring capitalized expenditures (a)	(19,233)	(17,011)	(30,494)	(25,410)

Adjusted funds from operations - diluted	$82,808	$77,155	$170,075	$163,588

PER SHARE DATA
Funds from operations - diluted	$1.12	$1.05	$2.20	$2.10
Adjusted funds from operations - diluted	0.91	0.86	1.86	1.82
Distributions declared per common share	0.70	0.66	1.40	1.32

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,338	90,058	91,307	89,985

PROPERTY DATA
Total operating properties (end of period) (b)	169	170	169	170
Total operating apartment homes in operating properties (end of period) (b)	58,680	59,963	58,680	59,963
Total operating apartment homes (weighted average)	51,762	52,709	51,660	52,684

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
ASSETS
Real estate assets, at cost
Land	$1,034,649	$1,012,684	$1,003,422	$997,349	$985,444
Buildings and improvements	6,134,510	5,979,985	5,890,498	5,894,453	5,762,428
	7,169,159	6,992,669	6,893,920	6,891,802	6,747,872
Accumulated depreciation	(1,860,923)	(1,798,955)	(1,738,862)	(1,813,124)	(1,755,086)
Net operating real estate assets	5,308,236	5,193,714	5,155,058	5,078,678	4,992,786
Properties under development, including land	488,565	519,454	527,596	576,269	599,139
Investments in joint ventures	35,731	36,526	36,429	35,180	36,167
Properties held for sale	—	—	27,143	—	—
Total real estate assets	5,832,532	5,749,694	5,746,226	5,690,127	5,628,092
Accounts receivable – affiliates	25,855	25,652	25,977	25,954	26,501
Other assets, net (a)	120,082	122,326	124,888	123,999	114,002
Cash and cash equivalents	16,508	174,353	153,918	66,127	16,069
Restricted cash	5,791	5,034	5,898	5,769	5,424
Total assets	$6,000,768	$6,077,059	$6,056,907	$5,911,976	$5,790,088

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,770,491	$1,838,203	$1,837,911	$1,837,621	$1,769,287
Secured	904,196	904,914	905,628	906,328	930,952
Accounts payable and accrued expenses	128,532	134,438	157,232	147,255	122,307
Accrued real estate taxes	43,905	23,269	39,149	54,369	40,232
Distributions payable	64,253	64,261	60,386	60,265	59,770
Other liabilities (b)	100,515	102,163	100,058	94,230	90,944
Total liabilities	3,011,892	3,067,248	3,100,364	3,100,068	3,013,492

Commitments and contingencies
Non-qualified deferred compensation share awards	69,791	69,902	68,134	60,363	61,727

Equity
Common shares of beneficial interest	976	976	976	974	967
Additional paid-in capital	3,657,537	3,656,105	3,667,448	3,649,750	3,595,315
Distributions in excess of net income attributable to common shareholders	(426,614)	(403,518)	(453,777)	(568,142)	(550,050)
Treasury shares, at cost	(387,172)	(388,181)	(396,626)	(397,497)	(398,474)
Accumulated other comprehensive loss (c)	(2,345)	(2,382)	(2,419)	(1,474)	(1,077)
Total common equity	2,842,382	2,863,000	2,815,602	2,683,611	2,646,681
Non-controlling interests	76,703	76,909	72,807	67,934	68,188
Total equity	2,919,085	2,939,909	2,888,409	2,751,545	2,714,869
Total liabilities and equity	$6,000,768	$6,077,059	$6,056,907	$5,911,976	$5,790,088

(a) Includes net deferred charges of:	$11,921	$12,432	$13,219	$14,361	$12,747

(b) Includes deferred revenues of:	$843	$1,728	$1,848	$1,734	$1,070

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2015 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,808	321	—	862	6,991	276	—	276	7,267
Houston, TX	5,912	—	—	315	6,227	2,522	—	2,522	8,749
SE Florida	2,520	261	—	—	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	4,918	—	—	—	4,918
Dallas, TX	3,993	—	—	423	4,416	1,250	—	1,250	5,666
Los Angeles/Orange County, CA	2,060	421	—	590	3,071	—	—	—	3,071
Atlanta, GA	3,357	276	—	379	4,012	234	—	234	4,246
Tampa, FL	3,598	—	—	—	3,598	450	—	450	4,048
Orlando, FL	3,240	—	—	—	3,240	300	—	300	3,540
Charlotte, NC	2,487	—	—	323	2,810	—	266	266	3,076
Denver, CO	1,941	—	—	691	2,632	—	—	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	2,095	—	454	380	2,929	—	—	—	2,929
Raleigh, NC	2,266	438	—	—	2,704	350	—	350	3,054
Austin, TX	1,386	614	—	—	2,000	1,360	—	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	1,637	270	—	270	1,907
Total Portfolio	47,878	3,336	454	3,963	55,631	7,012	266	7,278	62,909

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
D.C. Metro	16.5%	16.6%	16.3%	96.2%	94.7%	95.0%	95.9%	95.6%
Houston, TX	12.6%	11.8%	12.6%	95.8%	95.4%	95.6%	96.2%	95.9%
SE Florida	7.4%	7.7%	7.4%	96.6%	96.4%	95.8%	96.4%	96.2%
Las Vegas, NV	7.1%	6.6%	6.3%	95.7%	95.8%	95.8%	95.6%	95.8%
Dallas, TX	6.8%	6.3%	6.7%	96.2%	95.8%	95.1%	95.6%	95.3%
Los Angeles/Orange County, CA	6.4%	7.2%	7.0%	95.1%	95.8%	96.4%	96.4%	95.9%
Atlanta, GA	6.3%	6.4%	6.3%	96.1%	95.3%	95.8%	96.0%	95.3%
Tampa, FL	5.9%	5.5%	5.6%	95.8%	95.6%	95.7%	95.6%	95.2%
Orlando, FL	5.6%	5.2%	5.2%	95.6%	95.4%	95.4%	95.9%	95.6%
Charlotte, NC	5.3%	5.0%	4.8%	96.9%	96.4%	97.1%	97.4%	96.5%
Denver, CO	4.7%	4.4%	4.3%	96.1%	95.9%	95.8%	96.3%	96.0%
San Diego/Inland Empire, CA	4.3%	4.0%	3.8%	96.1%	95.6%	95.9%	95.2%	95.2%
Phoenix, AZ	4.0%	4.0%	3.9%	94.7%	96.0%	95.2%	95.6%	93.7%
Raleigh, NC	3.8%	4.3%	4.3%	95.1%	94.8%	94.9%	95.9%	95.6%
Austin, TX	2.3%	2.8%	3.2%	95.7%	95.7%	95.1%	96.2%	95.3%
Corpus Christi, TX	1.0%	2.2%	2.3%	93.7%	93.7%	94.7%	96.1%	95.3%
Total Portfolio	100.0%	100.0%	100.0%	95.9%	95.5%	95.6%	96.0%	95.6%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2015	2014	Change	2015	2014	Change
"Same Property" Communities (a)	47,878	$202,485	$192,498	$9,987	$400,617	$381,903	$18,714
Non-"Same Property" Communities (b)	3,336	13,273	5,947	7,326	26,177	12,388	13,789
Development and Lease-Up Communities (c)	4,417	3,749	34	3,715	6,015	36	5,979
Disposition/Other (d)	—	1,144	10,013	(8,869)	3,276	20,094	(16,818)
Total Property Revenues	55,631	$220,651	$208,492	$12,159	$436,085	$414,421	$21,664

Property Expenses
"Same Property" Communities (a)	47,878	$72,039	$69,347	$2,692	$143,864	$137,004	$6,860
Non-"Same Property" Communities (b)	3,336	4,758	2,382	2,376	9,388	4,884	4,504
Development and Lease-Up Communities (c)	4,417	1,587	3	1,584	2,677	6	2,671
Disposition/Other (d)	—	405	4,148	(3,743)	1,271	8,310	(7,039)
Total Property Expenses	55,631	$78,789	$75,880	$2,909	$157,200	$150,204	$6,996

Property Net Operating Income
"Same Property" Communities (a)	47,878	$130,446	$123,151	$7,295	$256,753	$244,899	$11,854
Non-"Same Property" Communities (b)	3,336	8,515	3,565	4,950	16,789	7,504	9,285
Development and Lease-Up Communities (c)	4,417	2,162	31	2,131	3,338	30	3,308
Disposition/Other (d)	—	739	5,865	(5,126)	2,005	11,784	(9,779)
Total Property Net Operating Income	55,631	$141,862	$132,612	$9,250	$278,885	$264,217	$14,668

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2014.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2014.

(d) Disposition/Other includes operating communities sold subsequent to January 1, 2014 and also includes results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q15	2Q14	Growth	2Q15	2Q14	Growth	2Q15	2Q14	Growth
D.C. Metro	5,808	$31,212	$30,817	1.3%	$9,694	$9,566	1.3%	$21,518	$21,251	1.3%
Houston, TX	5,912	27,750	26,789	3.6%	11,279	10,553	6.9%	16,471	16,236	1.4%
SE Florida	2,520	14,508	13,658	6.2%	4,798	4,681	2.5%	9,710	8,977	8.2%
Las Vegas, NV	4,918	14,184	13,351	6.2%	5,011	4,852	3.3%	9,173	8,499	7.9%
Dallas, TX	3,993	14,722	13,882	6.1%	5,892	5,748	2.5%	8,830	8,134	8.6%
Los Angeles/Orange County, CA	2,060	12,126	11,480	5.6%	3,739	3,621	3.3%	8,387	7,859	6.7%
Atlanta, GA	3,357	13,083	11,977	9.2%	4,917	4,642	5.9%	8,166	7,335	11.3%
Tampa, FL	3,598	12,621	11,880	6.2%	4,878	4,740	2.9%	7,743	7,140	8.4%
Orlando, FL	3,240	11,629	11,095	4.8%	4,341	4,176	4.0%	7,288	6,919	5.3%
Charlotte, NC	2,487	10,236	9,644	6.1%	3,336	3,126	6.7%	6,900	6,518	5.9%
Denver, CO	1,941	8,701	8,063	7.9%	2,523	2,466	2.3%	6,178	5,597	10.4%
San Diego/Inland Empire, CA	1,665	8,653	8,187	5.7%	3,102	3,075	0.9%	5,551	5,112	8.6%
Phoenix, AZ	2,095	7,776	7,254	7.2%	2,623	2,645	(0.8)%	5,153	4,609	11.8%
Raleigh, NC	2,266	7,577	7,172	5.6%	2,625	2,446	7.3%	4,952	4,726	4.8%
Austin, TX	1,386	5,476	5,053	8.4%	2,412	2,204	9.4%	3,064	2,849	7.5%
Corpus Christi, TX	632	2,231	2,196	1.6%	869	806	7.8%	1,362	1,390	(2.0)%

Total Same Property	47,878	$202,485	$192,498	5.2%	$72,039	$69,347	3.9%	$130,446	$123,151	5.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q15	2Q14	Growth	2Q15	2Q14	Growth	2Q15	2Q14	Growth
D.C. Metro	16.5%	96.4%	95.6%	0.8%	$1,644	$1,643	0.1%	$1,858	$1,850	0.5%
Houston, TX	12.6%	96.0%	95.9%	0.1%	1,460	1,414	3.3%	1,630	1,575	3.5%
SE Florida	7.4%	96.7%	96.2%	0.5%	1,766	1,680	5.1%	1,985	1,878	5.7%
Las Vegas, NV	7.1%	95.7%	95.8%	(0.1)%	840	802	4.7%	1,004	945	6.3%
Dallas, TX	6.8%	96.2%	95.4%	0.8%	1,114	1,061	5.0%	1,278	1,214	5.3%
Los Angeles/Orange County, CA	6.4%	95.0%	95.7%	(0.7)%	1,862	1,756	6.0%	2,065	1,942	6.3%
Atlanta, GA	6.3%	96.3%	95.2%	1.1%	1,159	1,079	7.4%	1,349	1,249	8.1%
Tampa, FL	5.9%	95.8%	95.4%	0.4%	1,010	965	4.7%	1,221	1,154	5.8%
Orlando, FL	5.6%	95.8%	95.7%	0.1%	1,065	1,024	4.0%	1,249	1,193	4.7%
Charlotte, NC	5.3%	96.9%	96.8%	0.1%	1,216	1,169	4.0%	1,416	1,336	6.0%
Denver, CO	4.7%	96.1%	96.0%	0.1%	1,364	1,264	7.9%	1,556	1,443	7.8%
San Diego/Inland Empire, CA	4.3%	96.1%	95.2%	0.9%	1,634	1,556	5.0%	1,803	1,721	4.8%
Phoenix, AZ	4.0%	94.7%	93.7%	1.0%	1,107	1,058	4.6%	1,306	1,230	6.2%
Raleigh, NC	3.8%	95.5%	95.7%	(0.2)%	963	930	3.5%	1,167	1,103	5.8%
Austin, TX	2.3%	95.8%	95.0%	0.8%	1,153	1,093	5.5%	1,374	1,278	7.6%
Corpus Christi, TX	1.0%	93.3%	95.4%	(2.1)%	1,010	989	2.1%	1,261	1,216	3.7%

Total Same Property	100.0%	96.0%	95.6%	0.4%	$1,277	$1,227	4.1%	$1,469	$1,401	4.8%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q15	1Q15	Growth	2Q15	1Q15	Growth	2Q15	1Q15	Growth
D.C. Metro	5,808	$31,212	$30,558	2.1%	$9,694	$9,866	(1.7)%	$21,518	$20,692	4.0%
Houston, TX	5,912	27,750	27,212	2.0%	11,279	11,585	(2.6)%	16,471	15,627	5.4%
SE Florida	2,520	14,508	14,190	2.2%	4,798	4,944	(3.0)%	9,710	9,246	5.0%
Las Vegas, NV	4,918	14,184	13,784	2.9%	5,011	4,854	3.2%	9,173	8,930	2.7%
Dallas, TX	3,993	14,722	14,454	1.9%	5,892	5,740	2.6%	8,830	8,714	1.3%
Los Angeles/Orange County, CA	2,060	12,126	11,997	1.1%	3,739	3,842	(2.7)%	8,387	8,155	2.8%
Atlanta, GA	3,357	13,083	12,654	3.4%	4,917	4,597	7.0%	8,166	8,057	1.4%
Tampa, FL	3,598	12,621	12,305	2.6%	4,878	4,836	0.9%	7,743	7,469	3.7%
Orlando, FL	3,240	11,629	11,448	1.6%	4,341	4,354	(0.3)%	7,288	7,094	2.7%
Charlotte, NC	2,487	10,236	10,032	2.0%	3,336	3,228	3.3%	6,900	6,804	1.4%
Denver, CO	1,941	8,701	8,422	3.3%	2,523	2,508	0.6%	6,178	5,914	4.5%
San Diego/Inland Empire, CA	1,665	8,653	8,505	1.7%	3,102	3,167	(2.1)%	5,551	5,338	4.0%
Phoenix, AZ	2,095	7,776	7,673	1.3%	2,623	2,582	1.6%	5,153	5,091	1.2%
Raleigh, NC	2,266	7,577	7,388	2.6%	2,625	2,485	5.6%	4,952	4,903	1.0%
Austin, TX	1,386	5,476	5,332	2.7%	2,412	2,404	0.3%	3,064	2,928	4.6%
Corpus Christi, TX	632	2,231	2,178	2.4%	869	833	4.3%	1,362	1,345	1.3%

Total Same Property	47,878	$202,485	$198,132	2.2%	$72,039	$71,825	0.3%	$130,446	$126,307	3.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q15	1Q15	Growth	2Q15	1Q15	Growth	2Q15	1Q15	Growth
D.C. Metro	16.5%	96.4%	94.7%	1.7%	$1,644	$1,638	0.4%	$1,858	$1,851	0.4%
Houston, TX	12.6%	96.0%	95.3%	0.7%	1,460	1,453	0.5%	1,630	1,610	1.3%
SE Florida	7.4%	96.7%	96.4%	0.3%	1,766	1,750	0.9%	1,985	1,947	1.9%
Las Vegas, NV	7.1%	95.7%	95.8%	(0.1)%	840	828	1.4%	1,004	975	3.0%
Dallas, TX	6.8%	96.2%	96.1%	0.1%	1,114	1,099	1.4%	1,278	1,256	1.8%
Los Angeles/Orange County, CA	6.4%	95.0%	95.6%	(0.6)%	1,862	1,838	1.3%	2,065	2,031	1.7%
Atlanta, GA	6.3%	96.3%	95.2%	1.1%	1,159	1,141	1.6%	1,349	1,320	2.3%
Tampa, FL	5.9%	95.8%	95.5%	0.3%	1,010	997	1.3%	1,221	1,194	2.3%
Orlando, FL	5.6%	95.8%	95.5%	0.3%	1,065	1,051	1.3%	1,249	1,233	1.3%
Charlotte, NC	5.3%	96.9%	96.4%	0.5%	1,216	1,205	0.9%	1,416	1,394	1.5%
Denver, CO	4.7%	96.1%	95.9%	0.2%	1,364	1,332	2.4%	1,556	1,510	3.1%
San Diego/Inland Empire, CA	4.3%	96.1%	95.6%	0.5%	1,634	1,611	1.4%	1,803	1,781	1.2%
Phoenix, AZ	4.0%	94.7%	96.0%	(1.3)%	1,107	1,100	0.6%	1,306	1,272	2.6%
Raleigh, NC	3.8%	95.5%	95.2%	0.3%	963	952	1.2%	1,167	1,142	2.3%
Austin, TX	2.3%	95.8%	95.4%	0.4%	1,153	1,140	1.1%	1,374	1,344	2.3%
Corpus Christi, TX	1.0%	93.3%	93.2%	0.1%	1,010	1,005	0.5%	1,261	1,232	2.3%

Total Same Property	100.0%	96.0%	95.5%	0.5%	$1,277	$1,264	1.0%	$1,469	$1,444	1.7%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	5,808	$61,770	$61,394	0.6%	$19,560	$18,849	3.8%	$42,210	$42,545	(0.8)%
Houston, TX	5,912	54,962	52,983	3.7%	22,864	20,816	9.8%	32,098	32,167	(0.2)%
SE Florida	2,520	28,697	27,187	5.6%	9,742	9,343	4.3%	18,955	17,844	6.2%
Las Vegas, NV	4,918	27,969	26,401	5.9%	9,865	9,518	3.6%	18,104	16,883	7.2%
Dallas, TX	3,993	29,176	27,488	6.1%	11,632	11,576	0.5%	17,544	15,912	10.3%
Los Angeles/Orange County, CA	2,060	24,123	22,818	5.7%	7,581	7,205	5.2%	16,542	15,613	6.0%
Atlanta, GA	3,357	25,738	23,600	9.1%	9,515	9,097	4.6%	16,223	14,503	11.9%
Tampa, FL	3,598	24,926	23,738	5.0%	9,713	9,400	3.3%	15,213	14,338	6.1%
Orlando, FL	3,240	23,077	22,094	4.4%	8,695	8,345	4.2%	14,382	13,749	4.6%
Charlotte, NC	2,487	20,268	19,114	6.0%	6,564	6,130	7.1%	13,704	12,984	5.5%
Denver, CO	1,941	17,123	15,812	8.3%	5,031	4,768	5.5%	12,092	11,044	9.5%
San Diego/Inland Empire, CA	1,665	17,158	16,245	5.6%	6,269	6,146	2.0%	10,889	10,099	7.8%
Phoenix, AZ	2,095	15,449	14,483	6.7%	5,205	5,131	1.4%	10,244	9,352	9.5%
Raleigh, NC	2,266	14,964	14,157	5.7%	5,110	4,769	7.2%	9,854	9,388	5.0%
Austin, TX	1,386	10,809	10,049	7.6%	4,816	4,344	10.9%	5,993	5,705	5.0%
Corpus Christi, TX	632	4,408	4,340	1.6%	1,702	1,567	8.6%	2,706	2,773	(2.4)%

Total Same Property	47,878	$400,617	$381,903	4.9%	$143,864	$137,004	5.0%	$256,753	$244,899	4.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	16.4%	95.6%	95.3%	0.3%	$1,641	$1,640	0.1%	$1,853	$1,848	0.3%
Houston, TX	12.5%	95.6%	96.0%	(0.4)%	1,456	1,402	3.9%	1,619	1,556	4.1%
SE Florida	7.4%	96.5%	96.6%	(0.1)%	1,758	1,669	5.3%	1,966	1,861	5.7%
Las Vegas, NV	7.1%	95.7%	95.4%	0.3%	834	797	4.6%	990	938	5.6%
Dallas, TX	6.9%	96.1%	95.3%	0.8%	1,106	1,056	4.7%	1,267	1,203	5.3%
Los Angeles/Orange County, CA	6.5%	95.3%	95.9%	(0.6)%	1,850	1,748	5.8%	2,048	1,926	6.3%
Atlanta, GA	6.3%	95.8%	95.1%	0.7%	1,150	1,067	7.8%	1,334	1,231	8.4%
Tampa, FL	5.9%	95.7%	95.6%	0.1%	1,003	961	4.4%	1,207	1,151	4.9%
Orlando, FL	5.6%	95.6%	95.7%	(0.1)%	1,058	1,020	3.7%	1,242	1,188	4.5%
Charlotte, NC	5.3%	96.6%	96.8%	(0.2)%	1,210	1,162	4.1%	1,406	1,323	6.2%
Denver, CO	4.7%	96.0%	95.0%	1.0%	1,348	1,253	7.6%	1,532	1,429	7.3%
San Diego/Inland Empire, CA	4.2%	95.9%	95.1%	0.8%	1,623	1,548	4.8%	1,792	1,710	4.8%
Phoenix, AZ	4.0%	95.4%	94.3%	1.1%	1,103	1,055	4.5%	1,290	1,222	5.6%
Raleigh, NC	3.8%	95.4%	95.3%	0.1%	957	926	3.3%	1,154	1,093	5.6%
Austin, TX	2.3%	95.6%	95.2%	0.4%	1,147	1,086	5.6%	1,360	1,269	7.2%
Corpus Christi, TX	1.1%	93.3%	95.2%	(1.9)%	1,008	989	1.9%	1,246	1,204	3.5%

Total Same Property	100.0%	95.7%	95.5%	0.2%	$1,271	$1,221	4.1%	$1,456	$1,391	4.7%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2015
(In thousands)

(Unaudited)

					% of Actual
					2Q15 Operating
Quarterly Comparison (a)	2Q15	2Q14	$ Change	% Change	Expenses

Property taxes	$23,431	$22,250	$1,181	5.3%	32.5%
Salaries and Benefits for On-site Employees	15,918	16,442	(524)	(3.2)%	22.1%
Utilities	14,717	13,765	952	6.9%	20.4%
Repairs and Maintenance	10,101	9,740	361	3.7%	14.0%
Property Insurance	3,373	2,993	380	12.7%	4.7%
General and Administrative	2,428	2,267	161	7.1%	3.4%
Marketing and Leasing	1,364	1,339	25	1.8%	1.9%
Other	707	551	156	28.5%	1.0%

Total Same Property	$72,039	$69,347	$2,692	3.9%	100.0%

					% of Actual
					2Q15 Operating
Sequential Comparison (a)	2Q15	1Q15	$ Change	% Change	Expenses

Property taxes	$23,431	$23,780	($349)	(1.5)%	32.5%
Salaries and Benefits for On-site Employees	15,918	16,102	(184)	(1.1)%	22.1%
Utilities	14,717	14,539	178	1.2%	20.4%
Repairs and Maintenance	10,101	9,578	523	5.5%	14.0%
Property Insurance	3,373	3,481	(108)	(3.1)%	4.7%
General and Administrative	2,428	2,478	(50)	(2.0)%	3.4%
Marketing and Leasing	1,364	1,256	108	8.6%	1.9%
Other	707	611	96	15.8%	1.0%

Total Same Property	$72,039	$71,825	$214	0.3%	100.0%

					% of Actual
					2015 Operating
Year to Date Comparison (a)	2015	2014	$ Change	% Change	Expenses

Property taxes	$47,211	$44,453	$2,758	6.2%	32.8%
Salaries and Benefits for On-site Employees	32,020	31,456	564	1.8%	22.3%
Utilities	29,256	27,537	1,719	6.2%	20.3%
Repairs and Maintenance	19,679	18,692	987	5.3%	13.7%
Property Insurance	6,854	6,651	203	3.0%	4.8%
General and Administrative	4,906	4,526	380	8.4%	3.4%
Marketing and Leasing	2,620	2,579	41	1.6%	1.8%
Other	1,318	1,110	208	18.8%	0.9%

Total Same Property	$143,864	$137,004	$6,860	5.0%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations(a):

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (b)	2015	2014	2015	2014
Property Revenues
Rental revenues	$7,732	$4,547	$15,309	$9,177
Other property revenues	1,128	636	2,164	1,249
Total property revenues	8,860	5,183	17,473	10,426

Property expenses
Property operating and maintenance	2,105	1,311	4,151	2,642
Real estate taxes	1,422	812	2,897	1,666
	3,527	2,123	7,048	4,308

Net Operating Income	5,333	3,060	10,425	6,118

Other expenses
Interest	1,415	929	2,819	1,877
Depreciation and amortization	2,262	1,347	4,461	2,682
Other (including debt prepayment penalties)	125	48	232	99
Total other expenses	3,802	2,324	7,512	4,658

Gain on sale of properties, net	—	—	—	3,566

Equity in income of joint ventures	$1,531	$736	$2,913	$5,026

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
BALANCE SHEET DATA(c)
Land	$106,792	$105,660	$104,662	$104,101	$104,101
Building & Improvements	701,209	689,676	679,862	676,126	673,204
	808,001	795,336	784,524	780,227	777,305
Accumulated Depreciation	(99,270)	(92,065)	(85,091)	(78,242)	(71,474)
Net operating real estate assets	708,731	703,271	699,433	701,985	705,831
Properties under development and land	26,605	33,716	37,677	31,139	25,426
Cash and other assets, net	18,832	14,621	20,655	14,788	13,033
Total assets	$754,168	$751,608	$757,765	$747,912	$744,290

Notes payable	$528,614	$527,286	$523,636	$524,511	$519,864
Other liabilities	23,917	20,376	30,836	26,639	23,102
Total liabilities	552,531	547,662	554,472	551,150	542,966

Member's equity	201,637	203,946	203,293	196,762	201,324
Total liabilities and members' equity	$754,168	$751,608	$757,765	$747,912	$744,290

Company's equity investment	$35,731	$36,526	$36,429	$35,180	$36,167

Company's pro-rata share of debt	$165,456	$165,040	$163,898	$104,902	$103,973

PROPERTY DATA (end of period)
Total operating properties	21	21	21	21	21
Total operating apartment homes	7,012	7,012	7,012	7,012	7,012
Pro rata share of operating apartment homes	2,195	2,195	2,195	1,402	1,402
Total development properties	1	1	1	1	1
Total development apartment homes	266	266	266	266	266
Pro rata share of development apartment homes	83	83	83	53	53

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Operating data represents Camden's pro-rata share of revenues and expenses.
(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2015 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/26/2015
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Foothills	220	$44.6			3Q13	3Q14	4Q14	3Q15	89%	89%
	Scottsdale, AZ
2.	Camden Hayden	234	44.2			3Q13	4Q14	2Q15	4Q15	67%	60%
	Tempe, AZ

Total Completed Communities in Lease-Up		454	$88.8							78%	74%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/26/2015
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Flatirons	424	$79.0	$78.8	$5.7	3Q12	2Q14	3Q15	2Q16	79%	76%
	Denver, CO
2.	Camden Paces	379	117.0	110.2	40.1	4Q12	2Q14	4Q15	3Q16	57%	52%
	Atlanta, GA
3.	Camden Chandler	380	73.0	59.4	27.1	1Q14	1Q15	1Q16	1Q17	38%	27%
	Chandler, AZ
4.	Camden Glendale	303	115.0	110.9	35.1	4Q12	2Q15	3Q15	1Q16	33%	23%
	Glendale, CA
5.	Camden Gallery	323	58.0	39.0	39.0	3Q13	4Q15	2Q16	4Q16
	Charlotte, NC
6.	Camden Victory Park	423	82.0	47.3	47.3	4Q13	4Q15	2Q16	1Q18
	Dallas, TX
7.	The Camden	287	145.0	87.7	87.7	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
8.	Camden Lincoln Station	267	56.0	11.3	11.3	4Q14	4Q16	2Q17	1Q18
	Denver, CO
9.	Camden McGowen Station	315	90.0	12.8	12.8	4Q14	2Q17	4Q17	1Q19
	Houston, TX
10.	Camden NoMa II	405	115.0	33.0	33.0	1Q15	2Q17	4Q17	4Q19
	Washington, DC
11.	Camden Shady Grove	457	116.0	36.9	36.9	2Q15	1Q17	1Q18	4Q19
	Rockville, MD

Total Development Communities		3,963	$1,046.0	$627.3	$376.0					53%	47%

Additional Development Pipeline & Land (a)					112.6

Total Properties Under Development and Land (per Balance Sheet)					$488.6

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q15 NOI
Communities that Stabilized During Quarter								$134.3	$1.6
Completed Communities in Lease-Up								88.8	0.6
Development Communities in Lease-Up								359.3	1.6
Total Development Communities NOI Contribution								$582.4	$3.8

						Estimated/Actual Dates for
Joint Venture Development Community		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/26/2015
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$44.8	$25.3	2Q13	1Q15	4Q15	1Q16	50%	45%
	Charlotte, NC

Total Joint Venture
Development Communities		266	$48.0	$44.8	$25.3					50%	45%

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2015 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead	336	$80.0	$21.6
	Atlanta, GA
2.	Camden Conte (b)	519	170.0	19.5
	Houston, TX
3.	Camden Atlantic	286	62.0	13.1
	Plantation, FL
4.	Camden Arts District	354	150.0	11.9
	Los Angeles, CA
5.	Camden Mayo (b)	920	225.0	37.0
	Phoenix, AZ

Development Pipeline		2,415	$687.0	$103.1

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Las Vegas, NV	19.6		$4.2
	Tampa, FL	4.8		1.5
	Other (c)	0.0		3.8

Land Holdings/Other		24.4		$9.5

Total Development Pipeline and Land				$112.6

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Each of these developments will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(c) Includes development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, or for which the Company is the buyer under a contract to purchase land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2015 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Camden Ridgecrest	Austin, TX	$29.3	284 Homes	$866	20 years	1/15/2015
2.	Camden Bayside	Tampa, FL	85.1	832 Homes	853	27 years	1/30/2015

Total/Average Dispositions			$114.4	1,116 Homes	$856	24 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Mayo	Phoenix, AZ	$36.3	49.6	5/13/2015
2.	Camden Arts District	Los Angeles, CA	9.5	2.7	6/17/2015

Total/Average Land Dispositions			$45.8	52.3 Acres

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2015:

		Future Scheduled Repayments
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2015	$970	$—	$—	$970	—%	N/A
2016	2,036	—	—	2,036	0.1%	N/A
2017	2,246	—	246,750	248,996	9.3%	5.8%
2018	2,439	175,000	—	177,439	6.6%	0.9%
2019	2,346	644,107	—	646,453	24.2%	5.3%
2020	2,240	—	—	2,240	0.1%	N/A
2021	2,496	—	250,000	252,496	9.4%	4.7%
2022	2,772	—	350,000	352,772	13.3%	3.1%
2023	3,545	—	250,000	253,545	9.5%	5.0%
2024	4,038	—	500,000	504,038	18.8%	3.9%
Thereafter	51,702	—	—	51,702	1.9%	3.1%
Total Maturing Debt	$76,830	$819,107	$1,596,750	$2,492,687	93.2%	4.3%

Unsecured Line of Credit (a)	$—	$—	$175,000	$175,000	6.5%	0.9%
Other Short Term Borrowings	—	—	7,000	7,000	0.3%	1.2%
Total Debt	$76,830	$819,107	$1,778,750	$2,674,687	100.0%	4.1%

Weighted Average Maturity of Debt		6.1 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$390,945	14.6%	1.0%	3.2 Years
Fixed rate debt	2,283,742	85.4%	4.6%	6.6 Years
Total	$2,674,687	100.0%	4.1%	6.1 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,770,491	66.2%	4.0%	6.3 Years
Secured debt	904,196	33.8%	4.3%	5.6 Years
Total	$2,674,687	100.0%	4.1%	6.1 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$695,252	76.9%	5.2%	5.8 Years
Conventional variable-rate mortgage debt	175,000	19.3%	0.9%	3.3 Years
Tax exempt variable rate debt	33,944	3.8%	1.3%	13.0 Years
Total	$904,196	100.0%	4.3%	5.6 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q15 NOI	% of Total
Unencumbered real estate assets	43,218	77.7%	$6,103,696	79.7%	$106,953	75.4%
Encumbered real estate assets	12,413	22.3%	1,554,028	20.3%	34,909	24.6%
Total	55,631	100.0%	$7,657,724	100.0%	$141,862	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x

(a) We are currently in the process of amending and restating our existing unsecured credit facility which will extend the maturity by four years, although there can be no assurance such amendment and restatement will be obtained prior to maturity of the existing credit facility.

(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2015 AND 2016:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2015	$480	$—	$—	$480	N/A
4Q 2015	490	—	—	490	N/A
2015	$970	$—	$—	$970	N/A

1Q 2016	$498	$—	$—	$498	N/A
2Q 2016	503	—	7,000	7,503	1.2%
3Q 2016	512	—	175,000	175,512	0.9%
4Q 2016	523	—	—	523	N/A
2016	$2,036	$—	$182,000	$184,036	0.9%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	30%	Yes

Secured Debt to Gross Asset Value	<	35%	10%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	392%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	34%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	353%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	415%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2015(a):

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (b)	Amortization	Secured Maturities	Total	% of Total
2015	$1,438	$—	$1,438	0.9%	N/A
2016	2,631	51,625	54,256	32.8%	3.3%
2017	1,659	45,373	47,032	28.4%	2.8%
2018	688	49,010	49,698	30.0%	3.9%
2019	334	7,383	7,717	4.7%	4.2%
2020	144	—	144	0.1%	N/A
2021	11	5,160	5,171	3.1%	4.7%
Total Debt	$6,905	$158,551	$165,456	100.0%	3.5%

Weighted Average Maturity of Debt		2.2 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$47,545	28.7%	2.0%	1.9 Years
Fixed rate debt		117,911	71.3%	4.1%	2.3 Years
Total		$165,456	100.0%	3.5%	2.2 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$117,911	71.3%	4.1%	2.3 Years
Conventional variable-rate mortgage debt		30,530	18.4%	2.1%	1.4 Years
Variable-rate construction loans		17,015	10.3%	1.8%	2.7 Years
Total		$165,456	100.0%	3.5%	2.2 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$808,001
Properties under development and land		266	26,605
Total		7,278	$834,606

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Includes all available extension options.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2015 AND 2016:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
3Q 2015	$711	$—	$711	N/A
4Q 2015	727	—	727	N/A
2015	$1,438	$—	$1,438	N/A

1Q 2016	$733	$—	$733	N/A
2Q 2016	705	26,910	27,615	3.2%
3Q 2016	642	—	642	N/A
4Q 2016	551	24,715	25,266	3.4%
2016	$2,631	$51,625	$54,256	3.3%

(a) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second quarter 2015
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,460	$48	$911	$18
Appliances	9.5	years	841	16	241	5
Painting	—		—	—	1,462	28
Cabinetry/Countertops	10.0	years	306	6	—	—
Other	9.3	years	1,550	30	531	10
Exteriors
Painting	5.0	years	1,115	22	—	—
Carpentry	10.0	years	569	11	—	—
Landscaping	6.7	years	354	7	2,761	53
Roofing	19.6	years	975	19	85	2
Site Drainage	10.0	years	65	1	—	—
Fencing/Stair	10.0	years	461	9	—	—
Other (b)	8.6	years	3,707	72	2,976	57
Common Areas
Mech., Elec., Plumbing	9.5	years	2,758	53	1,517	29
Parking/Paving	4.7	years	722	14	—	—
Pool/Exercise/Facility	8.0	years	3,350	65	411	8
Total Recurring (c)			$19,233	$373	$10,895	$210
Weighted Average Apartment Homes				51,762		51,762

Revenue Enhancing Expenditures (d)	10.0	years	$7,731	$10,405
Revenue Enhanced Apartment Homes				743

	Year to date 2015
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$4,597	$89	$1,597	$31
Appliances	9.5	years	1,633	32	445	9
Painting	—		—	—	2,771	54
Cabinetry/Countertops	10.0	years	622	12	—	—
Other	9.3	years	2,828	55	1,002	19
Exteriors
Painting	5.0	years	1,185	23	—	—
Carpentry	10.0	years	841	16	—	—
Landscaping	6.7	years	750	15	5,852	113
Roofing	19.6	years	1,827	35	145	3
Site Drainage	10.0	years	145	3	—	—
Fencing/Stair	10.0	years	622	12	—	—
Other (b)	8.6	years	5,535	107	5,882	114
Common Areas
Mech., Elec., Plumbing	9.5	years	4,619	89	2,786	54
Parking/Paving	4.7	years	772	15	—	—
Pool/Exercise/Facility	8.0	years	4,518	87	724	14
Total			$30,494	$590	$21,204	$411
Weighted Average Apartment Homes				51,660		51,660

Revenue Enhancing Expenditures (c)	10.0	years	$14,636	$10,545
Revenue Enhanced Apartment Homes				1,388

(a) Weighted average useful life of capitalized expenses for the three months and six months ended June 30, 2015.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Represents capital expenditures for the three months and six months ended June 30, 2015 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Definitions of recurring capital expenditures are subjective. Accordingly, there can be no assurance our basis for computing this non-GAAP measure is comparable with that of other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Real estate depreciation and amortization	62,603	56,556	122,966	112,567
Adjustments for unconsolidated joint ventures	2,237	1,326	4,482	2,640
Income allocated to non-controlling interests	1,122	1,012	6,588	2,049
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$102,041	$94,166	$200,569	$188,998

Less: recurring capitalized expenditures	(19,233)	(17,011)	(30,494)	(25,410)

Adjusted funds from operations	$82,808	$77,155	$170,075	$163,588

Weighted average number of common shares outstanding:
EPS diluted	90,252	88,972	90,496	88,899
FFO/AFFO diluted	91,338	90,058	91,307	89,985

Earnings per common share - diluted	$0.40	$0.40	$1.68	$0.85
FFO per common share - diluted	$1.12	$1.05	$2.20	$2.10
AFFO per common share - diluted	$0.91	$0.86	$1.86	$1.82

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.38	$0.42	$2.45	$2.55
Expected real estate depreciation and amortization	0.70	0.70	2.75	2.75
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.10	0.10
(Gain) on sale of unconsolidated joint venture property	—	—	—	—
Realized (gain) on sale of operating properties	—	—	(0.93)	(0.93)
Expected FFO per share - diluted	$1.12	$1.16	$4.47	$4.57

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Less: Fee and asset management	(1,618)	(2,147)	(3,181)	(5,170)
Less: Interest and other income	(141)	(44)	(201)	(332)
Less: Income/(loss) on deferred compensation plans	297	(2,018)	(1,567)	(2,699)
Plus: Property management	6,082	5,853	12,044	11,692
Plus: Fee and asset management	1,121	1,247	2,197	2,506
Plus: General and administrative	11,582	10,534	21,330	20,079
Plus: Interest	24,411	22,746	49,023	45,879
Plus: Depreciation and amortization	63,728	57,953	125,258	115,349
Plus: Amortization of deferred financing costs	620	816	1,418	1,657
Plus: Expense/(benefit) on deferred compensation plans	(297)	2,018	1,567	2,699
Less: Gain on sale of operating properties, including land	—	(1,447)	(85,192)	(1,801)
Less: Impairment associated with land holdings	—	1,152	—	1,152
Less: Equity in income of joint ventures	(1,531)	(736)	(2,913)	(5,026)
Plus: Income tax expense	407	401	836	875
Plus: Income allocated to non-controlling interests from continuing operations	1,122	1,012	6,588	2,049
Net Operating Income (NOI)	$141,862	$132,612	$278,885	$264,217

"Same Property" Communities	$130,446	$123,151	$256,753	$244,899
Non-"Same Property" Communities	8,515	3,565	16,789	7,504
Development and Lease-Up Communities	2,162	31	3,338	30
Dispositions/Other	739	5,865	2,005	11,784
Net Operating Income (NOI)	$141,862	$132,612	$278,885	$264,217

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$36,079	$35,272	$151,678	$75,308
Plus: Interest	24,411	22,746	49,023	45,879
Plus: Amortization of deferred financing costs	620	816	1,418	1,657
Plus: Depreciation and amortization	63,728	57,953	125,258	115,349
Plus: Income allocated to non-controlling interests from continuing operations	1,122	1,012	6,588	2,049
Plus: Income tax expense	407	401	836	875
Less: Gain on sale of operating properties, including land	—	(1,447)	(85,192)	(1,801)
Less: Impairment associated with land holdings	—	1,152	—	1,152
Less: Equity in income of joint ventures	(1,531)	(736)	(2,913)	(5,026)
EBITDA	$124,836	$117,169	$246,696	$235,442

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q3 '15	Q4 '15	Q1 '16	Q2 '16
Earnings Release & Conference Call		Early Nov	Early Feb	Late April	Late July

Dividend Information - Common Shares:		Q1 '15	Q2 '15
Declaration Date		1/28/2015	6/15/2015
Record Date		3/31/2015	6/30/2015
Payment Date		4/17/2015	7/17/2015
Distributions Per Share		$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2015

(Unaudited)							2Q15 Avg Monthly		2Q15 Avg Monthly
			Year Placed	Average	Apartment	2Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	95%	$1,023	$1.30	$1,278	$1.63
Camden Foothills (1)	Scottsdale	AZ	2014	1,032	220	Lease-Up	1,397	1.35	1,687	1.63
Camden Hayden (1)	Tempe	AZ	2015	1,043	234	Lease-Up	1,539	1.48	1,618	1.55
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,088	1.02	1,320	1.24
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,230	1.15	1,390	1.30
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	945	1.02	1,144	1.24
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,090	1.11	1,209	1.23
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,100	1.06	1,330	1.28
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	87%	1,437	1.10	1,623	1.25
TOTAL ARIZONA	9	Properties		1,009	2,549	95%	1,171	1.16	1,341	1.32

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	94%	1,844	1.83	2,036	2.02
Camden Harbor View	Long Beach	CA	2004	975	538	97%	2,238	2.30	2,467	2.53
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	98%	1,946	1.93	2,101	2.08
Camden Martinique	Costa Mesa	CA	1986	794	714	93%	1,577	1.98	1,783	2.24
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,392	1.67	1,586	1.90
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,735	1.95	1,907	2.14
Total Los Angeles/Orange County	6	Properties		904	2,481	95%	1,782	1.97	1,983	2.19

Camden Landmark	Ontario	CA	2006	982	469	96%	1,409	1.43	1,500	1.53
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	1,778	1.71	1,977	1.91
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,680	1.75	1,882	1.96
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,309	2.58	2,506	2.80
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,363	1.30	1,563	1.48
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,634	1.65	1,803	1.82

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,723	1.83	1,911	2.03

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,315	1.48	1,456	1.64
Camden Caley	Englewood	CO	2000	925	218	98%	1,245	1.35	1,452	1.57
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,448	1.43	1,634	1.61
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,491	1.30	1,702	1.48
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,380	1.37	1,570	1.55
Camden Lakeway	Littleton	CO	1997	932	451	97%	1,283	1.38	1,489	1.60
TOTAL COLORADO	6	Properties		991	1,941	96%	1,364	1.38	1,556	1.57

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,513	1.42	1,731	1.63
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,385	1.32	1,616	1.54
Camden College Park	College Park	MD	2008	942	508	95%	1,555	1.65	1,768	1.88
Camden Dulles Station	Oak Hill	VA	2009	978	382	98%	1,614	1.65	1,822	1.86
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	1,686	1.60	1,915	1.81
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,733	1.86	1,946	2.08
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,738	1.75	1,935	1.94
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,398	3.57	2,753	4.10
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,458	1.45	1,664	1.66
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,590	1.55	1,812	1.76
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,517	1.77	1,739	2.03
Camden NoMa	Washington	DC	2014	770	321	94%	2,127	2.76	2,382	3.10
Camden Potomac Yard	Arlington	VA	2008	835	378	98%	1,992	2.39	2,217	2.66
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,574	3.01	2,904	3.39
Camden Russett	Laurel	MD	2000	992	426	97%	1,444	1.46	1,619	1.63
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,470	1.51	1,674	1.72
Camden South Capitol (2)	Washington	DC	2013	821	276	95%	2,075	2.53	2,393	2.91
Camden Summerfield	Landover	MD	2008	957	291	96%	1,627	1.70	1,784	1.87
Camden Summerfield II	Landover	MD	2012	936	187	94%	1,625	1.74	1,770	1.89
TOTAL DC METRO	19	Properties		946	6,405	96%	1,687	1.78	1,906	2.01

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,851	1.67	2,137	1.93
Camden Boca Raton	Boca Raton	FL	2014	843	261	95%	1,862	2.21	2,053	2.43
Camden Brickell	Miami	FL	2003	937	405	98%	1,977	2.11	2,156	2.30
Camden Doral	Miami	FL	1999	1,120	260	96%	1,781	1.59	2,001	1.79
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,865	1.49	2,064	1.65
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,957	1.88	2,156	2.07
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,494	1.24	1,701	1.42
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,493	1.34	1,743	1.57
Total Southeast Florida	8	Properties		1,079	2,781	97%	$1,775	$1.64	$1,991	$1.85

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2015

(Unaudited)							2Q15 Avg Monthly		2Q15 Avg Monthly
			Year Placed	Average	Apartment	2Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	$1,171	$1.09	$1,352	$1.26
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,021	1.07	1,221	1.28
Camden LaVina	Orlando	FL	2012	970	420	94%	1,112	1.15	1,327	1.37
Camden Lee Vista	Orlando	FL	2000	937	492	96%	987	1.05	1,175	1.25
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,216	1.49	1,388	1.70
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	905	1.01	1,067	1.19
Camden Town Square	Orlando	FL	2012	986	438	96%	1,171	1.19	1,361	1.38
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	94%	1,216	1.25	1,454	1.50
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,099	1.12	1,259	1.29
Total Orlando	9	Properties		951	3,540	96%	1,078	1.13	1,266	1.33

Camden Bay	Tampa	FL	1997/2001	943	760	95%	988	1.05	1,201	1.27
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	822	1.12	1,008	1.38
Camden Montague	Tampa	FL	2012	975	192	95%	1,161	1.19	1,428	1.47
Camden Preserve	Tampa	FL	1996	942	276	96%	1,216	1.29	1,416	1.50
Camden Providence Lakes	Brandon	FL	1996	1,024	260	98%	980	0.96	1,221	1.19
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,042	1.02	1,251	1.23
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,184	1.05	1,387	1.23
Camden Westchase Park	Tampa	FL	2012	993	348	94%	1,291	1.30	1,560	1.57
Camden Westshore	Tampa	FL	1986	728	278	97%	955	1.31	1,135	1.56
Camden Woods	Tampa	FL	1986	1,223	444	97%	952	0.78	1,139	0.93
Total Tampa/St. Petersburg	10	Properties		961	4,048	96%	1,029	1.07	1,239	1.29

TOTAL FLORIDA	27	Properties		989	10,369	96%	1,246	1.26	1,451	1.47

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,228	1.34	1,410	1.54
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,111	1.12	1,242	1.25
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,247	1.05	1,437	1.21
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,153	1.14	1,356	1.35
Camden Fourth Ward	Atlanta	GA	2014	847	276	94%	1,547	1.83	1,725	2.04
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,277	1.36	1,441	1.54
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,133	1.10	1,372	1.34
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,472	1.45	1,662	1.64
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,092	0.96	1,316	1.15
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,187	1.19	1,404	1.41
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	843	0.84	1,023	1.01
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,224	1.36	1,391	1.54
TOTAL GEORGIA	12	Properties		988	3,867	96%	1,205	1.22	1,394	1.41

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	95%	765	0.81	918	0.97
Camden Breeze	Las Vegas	NV	1989	846	320	96%	780	0.92	944	1.12
Camden Canyon	Las Vegas	NV	1995	987	200	96%	932	0.94	1,141	1.16
Camden Commons	Henderson	NV	1988	936	376	97%	802	0.86	968	1.03
Camden Cove	Las Vegas	NV	1990	898	124	97%	760	0.85	907	1.01
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	994	1.01	1,175	1.19
Camden Fairways	Henderson	NV	1989	896	320	96%	936	1.04	1,110	1.24
Camden Hills	Las Vegas	NV	1991	439	184	95%	539	1.23	702	1.60
Camden Legends	Henderson	NV	1994	792	113	96%	859	1.08	986	1.24
Camden Palisades	Las Vegas	NV	1991	905	624	95%	761	0.84	913	1.01
Camden Pines	Las Vegas	NV	1997	982	315	96%	855	0.87	1,023	1.04
Camden Pointe	Las Vegas	NV	1996	983	252	97%	775	0.79	920	0.94
Camden Summit	Henderson	NV	1995	1,187	234	95%	1,143	0.96	1,371	1.15
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	911	0.87	1,062	1.02
Camden Vintage	Las Vegas	NV	1994	978	368	96%	742	0.76	887	0.91
TOTAL NEVADA	15	Properties		938	4,918	96%	840	0.90	1,004	1.07

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,176	1.12	1,386	1.32
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,429	1.58	1,625	1.80
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,377	1.61	1,603	1.87
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,108	1.07	1,314	1.27
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	952	1.01	1,138	1.21
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,574	1.49	1,733	1.64
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,019	1.05	1,229	1.26
Camden Simsbury	Charlotte	NC	1985	874	100	99%	1,094	1.25	1,287	1.47
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,334	1.51	1,560	1.77
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,226	1.12	1,434	1.31
Camden Touchstone	Charlotte	NC	1986	899	132	98%	917	1.02	1,068	1.19
Total Charlotte	11	Properties		980	2,487	97%	$1,216	$1.24	$1,416	$1.44

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2015

(Unaudited)							2Q15 Avg Monthly		2Q15 Avg Monthly
			Year Placed	Average	Apartment	2Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	96%	$1,077	$1.07	$1,188	$1.18
Camden Crest	Raleigh	NC	2001	1,013	438	93%	920	0.91	1,104	1.09
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	961	0.92	1,221	1.17
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	983	0.92	1,203	1.13
Camden Manor Park	Raleigh	NC	2006	966	484	95%	976	1.01	1,169	1.21
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,106	1.04	1,326	1.25
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	858	0.88	1,022	1.05
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	917	0.89	1,105	1.08
Total Raleigh	8	Properties		1,016	3,054	95%	970	0.95	1,160	1.14

TOTAL NORTH CAROLINA	19	Properties		1,000	5,541	96%	1,080	1.08	1,276	1.28

Camden Amber Oaks (2)	Austin	TX	2009	862	348	96%	983	1.14	1,222	1.42
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	1,073	1.18	1,327	1.46
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	95%	1,017	1.15	1,146	1.30
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,156	1.27	1,392	1.53
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,295	1.36	1,517	1.59
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,005	1.11	1,236	1.37
Camden La Frontera	Austin	TX	2015	901	300	96%	1,098	1.22	1,288	1.43
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,320	1.57	1,435	1.71
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,054	1.16	1,209	1.33
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,161	1.28	1,363	1.50
Total Austin	10	Properties		899	3,360	96%	1,115	1.24	1,309	1.45

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,166	1.34	1,469	1.69
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	879	1.13	1,084	1.40
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	53%	1,102	2.23	1,418	2.87
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	95%	1,261	1.20	1,459	1.38
Total Corpus Christi	4	Properties		687	1,907	94%	1,094	1.61	1,358	2.00

Camden Addison	Addison	TX	1996	942	456	96%	1,029	1.09	1,181	1.25
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,363	1.44	1,494	1.58
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,066	1.16	1,255	1.36
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,000	1.10	1,187	1.30
Camden Cimarron	Irving	TX	1992	772	286	97%	1,026	1.33	1,180	1.53
Camden Design District (2)	Dallas	TX	2009	939	355	97%	1,296	1.38	1,410	1.50
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,170	1.25	1,338	1.43
Camden Henderson	Dallas	TX	2012	967	106	97%	1,486	1.54	1,650	1.71
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,095	1.32	1,272	1.53
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,115	1.28	1,301	1.49
Camden Panther Creek (2)	Frisco	TX	2009	946	295	95%	1,096	1.16	1,247	1.32
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	97%	1,306	1.33	1,434	1.46
Camden Valley Park	Irving	TX	1986	743	516	96%	941	1.27	1,093	1.47
Total Dallas/Ft. Worth	13	Properties		905	5,243	96%	1,147	1.27	1,303	1.44

Camden City Centre	Houston	TX	2007	932	379	97%	1,652	1.77	1,844	1.98
Camden City Centre II	Houston	TX	2013	868	268	98%	1,725	1.99	1,893	2.18
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	94%	1,244	1.25	1,377	1.39
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	96%	1,265	1.18	1,394	1.30
Camden Grand Harbor (2)	Katy	TX	2008	959	300	95%	1,189	1.24	1,321	1.38
Camden Greenway	Houston	TX	1999	861	756	98%	1,411	1.64	1,602	1.86
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,549	1.67	1,670	1.80
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,248	1.34	1,423	1.52
Camden Midtown	Houston	TX	1999	844	337	97%	1,705	2.02	1,878	2.22
Camden Northpointe (2)	Tomball	TX	2008	940	384	95%	1,086	1.16	1,246	1.33
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,105	1.27	1,263	1.45
Camden Park	Houston	TX	1995	866	288	94%	1,088	1.26	1,269	1.47
Camden Plaza	Houston	TX	2007	915	271	97%	1,565	1.71	1,734	1.90
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,591	2.16	2,755	2.30
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,276	1.38	1,344	1.46
Camden Royal Oaks II	Houston	TX	2012	1,054	104	95%	1,482	1.41	1,592	1.51
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	94%	1,233	1.14	1,333	1.23
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,095	1.30	1,258	1.49
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,120	1.22	1,276	1.39
Camden Travis Street	Houston	TX	2010	819	253	97%	1,610	1.97	1,799	2.20
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,449	1.68	1,634	1.89
Camden Whispering Oaks	Houston	TX	2008	934	274	94%	1,272	1.36	1,442	1.54
Camden Woodson Park (2)	Houston	TX	2008	916	248	97%	1,153	1.26	1,292	1.41
Camden Yorktown (2)	Houston	TX	2008	995	306	96%	1,178	1.18	1,342	1.35
Total Houston	24	Properties		930	8,434	96%	1,394	1.50	1,555	1.67

TOTAL TEXAS	51	Properties		892	18,944	96%	1,246	1.40	1,423	1.59

TOTAL PROPERTIES	169	Properties		948	58,680	96%	$1,276	$1.35	$1,466	$1.55

(1) Completed communities in lease-up as of June 30, 2015 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.